UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                  ------------

                                    FORM 8-K

                                  ------------

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):
                                  June 9, 2006


                                 REMOTEMDX, INC.

             (Exact name of registrant as specified in its charter)

                           Commission File No. 0-23153

                    Utah                                 87-0543981

        (State or other jurisdiction of           (IRS Employer Identification
                incorporation)                             Number)

                           150 West Civic Center Drive
                                    Suite 400
                                Sandy, Utah 84070
               (Address of principal executive offices, Zip Code)

       Registrant's telephone number, including area code: (801) 563-7171

   Former name or former address, if changed since last report: Not Applicable


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01     Entry into a Material Definitive Agreement

         On July 5, 2006, RemoteMDx, Inc. (the "Company") entered into a revolving line of credit arrangement with Citizen's National Bank (the "Lender"). Under this arrangement, on July 5, 2006 the Company and the Lender entered into a Promissory Note in the principal amount of $2 million (the "Note"), pursuant to which the Lender may advance $2 million under the Note to the Company upon receipt of satisfactory collateral documents. This Note can be expanded up to $10 million under certain terms and conditions. The Note accrues interest at the Prime Rate as published in the Wall Street Journal (8% per annum as of the date of the Note). The Company must pay all outstanding principal and interest on the Note in one payment on June 30, 2007. The Note may be prepaid in full at any time without penalty, except that the Lender is entitled to a minimum interest charge of $100.

         The Note is secured by all of the assets of the Company pursuant to a Commercial Security Agreement dated July 5, 2006 between the Company and the Lender, which secures all advances made by the Lender to the Company. SecureAlert, Inc., the Company's wholly owned subsidiary ("SecureAlert"), also granted to the Lender a security interest in all of its assets pursuant to a Commercial Security Agreement dated July 5, 2006 between SecureAlert, the Company and the Lender, which secures all advances made by the Lender to the Company.

         The Note will also be secured by an Unconditional Irrevocable Letter of Credit to be issued to the Lender on behalf of the Company by United States Trust Company, N.A. in the amount of $2 million (the "USTC LOC").

         The Company and SecureAlert also entered into an Agreement to Provide Letter of Credit with each of Paul F. Klapper and Vickie Klapper, as trustees of the Klapper Family Trust, and Clydesdale Partners, LLC (each an "LC Provider"), each executed by the Company on July 5, 2006 (together the "LC Agreements"). Pursuant to the LC Agreements, the LC Providers agreed to establish irrevocable letters of credit in the amount of $1 million each in favor of the Lender to serve as collateral to secure the repayment of the USTC LOC. In consideration for establishing the letters of credit (each a "Collateral LOC"), the Company agreed to: (1) issue to each LC Provider, for no additional consideration, 100,000 shares of the Company's common stock upon funding of the $2 million under the Note, (2) pay to each LC Provider an amount equal to 11% per annum of the amount of each such LC Provider's respective Collateral LOC until such Collateral LOC is terminated, and (3) pay each LC Provider $10,000 upon the funding of the $2 million under the Note. Under the terms of the LC Agreements, if the Lender draws on a Collateral LOC, then the amount of such draw together with interest at the rate of 18% per annum will be immediately due and payable by the Company to the respective LC Provider. As collateral under the Collateral LOCs, the Company and SecureAlert granted a security interest in all of their assets to each LC Provider.

         Under the revolving line of credit arrangement, the Lender has agreed to lend up to an additional $8 million, provided that, among other things, such loans are secured by additional letters of credit in the amount of such loans.

Item 3.02     Unregistered Sales of Equity Securities

         On March 24, 2006, the Company filed a Current Report on Form 8-K in which it disclosed the creation of a new series of preferred stock of the Company, being Series C Convertible Preferred Stock (the "Preferred Stock").

         On June 9, 2006, the Company closed its offering of the Preferred Stock. As previously reported in the Company's Quarterly Report for the period ended March 31, 2006, as of May 15, 2006, the Company had issued 3,098,375 shares of Preferred Stock in exchange for $4,168,120 in cash and $1,037,151 from conversion of debt and accrued interest.

         Subsequent to May 15, 2006, the Company issued 2,258,768 shares of Preferred Stock in exchange for $3,794,729. The aggregate proceeds for all shares of Preferred Stock were $7,962,849 in cash, and $1,037,151 from conversion of debt and accrued interest. An aggregate of 5,357,143 shares of Preferred Stock were issued in the offering.

         The Company will use the proceeds from the offering for product development and other general corporate purposes.


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

         In each of these transactions, the securities were issued to individuals or entities that are "accredited investors" as that term is used in Rule 501 under Regulation D of the Securities Act, and the issuance of the securities was accomplished without registration under the Securities Act in reliance on the exemptions from the registration requirements of the Securities Act afforded by Section 4(2), including Rule 506 of Regulation D under the Securities Act.

         In connection with the sales of the Preferred Stock, the Company agreed to file a registration statement to register the resales by the Investors of shares of the Company's common stock issuable upon conversion of the Preferred Stock. As of the date of this Report, the Company had not filed the registration statement.

         The Company agreed to compensate qualified placement agents and broker dealers who sold Preferred Stock in the offering with (1) cash equal to up to 8% of the gross proceeds of the Preferred Stock sold by such individuals in the offering, and (2) a warrant to purchase the number of shares equal to 15% of the shares of Preferred Stock sold by such individuals in the offering, with an exercise price equal to the price per share paid by purchasers of Preferred Stock in the offering.

Item 7.01     Regulation FD Disclosure

         On or about June 15, 2006, the Company sent a letter to its shareholders from David Derrick, Chief Executive Officer of the Company, and James Dalton, President of the Company, which accompanied the Company's 2005 annual report to shareholders. This letter disclosed certain information regarding purchase orders for the Company's TrackerPAL device, sales goals and the business model of the Company. A copy of this letter is included herewith as
Exhibit 99.1.

         On or about June 30, 2006, the Company sent a letter to certain shareholders and media outlets throughout the United States from James Dalton. This letter disclosed certain information regarding current and future marketing efforts of the Company, purchase orders for the Company's TrackerPAL device and revenue projections for 2007. A copy of this letter is included herewith as
Exhibit 99.2.

         In accordance with general instruction B.2 of Form 8-K, the information presented under Item 7.01 of this report (including exhibits 99.1 and 99.2) is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth in such filing. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

Item 9.01. Financial Statements and Exhibits

     (d) Exhibits

         99.1 Letter to shareholders from David Derrick and James Dalton sent on or about June 15, 2006.

         99.2 Letter to certain shareholders and certain media outlets from James Dalton sent on or about June 30, 2006.

     Forward-Looking Statements

         The exhibits filed herewith contain forward-looking statements. All statements and projections regarding the Company's expected purchase orders, potential market size, future financial position, revenue and sales are forward looking statements. Such forward-looking statements are inherently uncertain, and readers must recognize that actual results may differ materially from the Company's expectations. The Company does not undertake a duty to update such forward-looking statements. Factors that may cause actual results to differ materially from those in the forward looking statements include the Company's reliance upon its distributors, the governmental regulation of its products, market acceptance, technology, manufacturing and marketing risks and those factors discussed in the Company's recent filings with the Securities and Exchange Commission. Many of these risk factors are outside the Company's control.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       REMOTEMDX, INC.




                                       By:  /s/ MICHAEL G. ACTON
                                          ----------------------
                                       Michael G. Acton, Chief Financial Officer

Date: July 10, 2006




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